Exhibit 10(i)

          SIXTH AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT
                         DATED FEBRUARY 2, 2000 BETWEEN
        TOMMY HILFIGER LICENSING, INC. and THE STRIDE RITE CORPORATION


     AGREEMENT entered into this 26th day of January, 2007, by and between TOMMY HILFIGER LICENSING, LLC, f/k/a TOMMY HILFIGER LICENSING, INC., having an address at University Plaza - Bellevue Building, 262 Chapman Road, Suite 103A, Newark, Delaware 19702 (hereinafter referred to as "Licensor") and THE STRIDE RITE CORPORATION, having its offices at 191 Spring Street, P. O. Box 9191, Lexington, Massachusetts 02173-9191 (hereinafter referred to as "Licensee").

                              W I T N E S S E T H :

     WHEREAS, Licensor and Licensee entered into an Amended and Restated License Agreement dated February 2, 2000, which license was previously amended by amendments dated June 20, 2001, October 3, 2002, January 9, 2004, March 23, 2005 and July 28, 2006 (the Amended and Restated License Agreement as previously amended is hereinafter referred to as the "License"); and

     WHEREAS, the parties have agreed to the amendment to the License contained herein.

     NOW,  THEREFORE,  the  parties  hereto,  in  consideration  of  the  mutual agreements contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

1. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the License.

2. Paragraph 3.1 of the License is hereby amended by deleting the last three sentences added by the Fifth Amendment to the Agreement and replacing them with the following:

            "The parties hereby acknowledge that the Agreement is hereby extended for an additional term commencing on April 1, 2007 and ending on December 31, 2008 (the Eleventh Annual Period). This Agreement may be extended for additional years beyond the Eleventh Annual Period on terms and conditions to be agreed upon by the parties. In the event this Agreement is not extended beyond the Eleventh Annual Period, then the Eleventh Annual Period shall end on December 31, 2008."

3. All references in the Agreement to "March 31, 2008" as the end of the Eleventh Annual Period are hereby deleted and replaced with "December 31, 2008."
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4. Except as modified hereby, all other paragraphs and provisions contained in the License shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.

      IN WITNESS WHEREOF, Licensor and Licensee have respectively signed this Amendment as of the date first written above.

TOMMY HILFIGER LICENSING, LLC       THE STRIDE RITE CORPORATION



By:   /s/ Anne Marino                     By:   /s/ Rick Thornton
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Title: President, Licensing               Title:   President/COO
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